UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2021

TG Venture Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-41000	86-1985947
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1390 Market Street, Suite 200
San Francisco, CA 94102
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (628) 251-1369606-2922

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	TGVC.U	Nasdaq Global Market

Class A Common Stock, par value $0.0001 per share	TGVC	Nasdaq Global Market

Warrants, each exercisable for one share Class A Common Stock for $11.50 per share	TGVC.WS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 5, 2021, TG Venture Acquisition Corp., a Delaware corporation (the “Company”), consummated its initial public offering (the “IPO”) of 11,500,000 units (the “Units”), including full exercise of the underwriters’ over-allotment option. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one redeemable warrant of the Company (“Warrant”), with each Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $115,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-258773) related to the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on August 13, 2021 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated November 2, 2021, by and between the Company, and ThinkEquity, LLC, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated November 2, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated November 2, 2021, by and among the Company, its officers, its directors, the Company’s sponsor, Tsangs Holding Group Limited LLC (the “Sponsor”) and other initial stockholders, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated November 2, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated November 2, 2021, by and among the Company and certain stockholders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Warrants Purchase Agreement, dated November 2, 2021 (the “Warrant Subscription Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

On November 2, 2021, the Company entered into an administrative service agreement with the Sponsor, pursuant to which the Company agreed to pay the Sponsor a total of $444.44 per month for office space, utilities and secretarial and administrative support, commencing on November 3, 2021. A copy of such agreement is attached as Exhibit 10.5 hereto.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Warrant Subscription Agreement, the Company completed the private sale of an aggregate of 5,500,000 warrants (the “Private Placement Warrants”) to the Sponsor at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $5,500,000. The Private Placement Warrants are identical to the Warrants included in the Units sold as part of the Units in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 2, 2021, in connection with the effectiveness of the Registration Statement, Jason Cheng Yuen Ma, Michael Alexander and Komal Ahmad became directors of the Company.

The board has determined that each of Mr. Ma, Mr. Alexander and Ms. Ahmad are independent directors under the requirements of the Nasdaq listing standards and under the Securities Exchange Act of 1934 (“Exchange Act”), and has determined that Mr. Alexander qualifies as an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K under the Exchange Act. Mr. Ma, Mr. Alexander and Ms. Ahmad are members of the audit committee and the compensation committee, with Mr. Alexander serving as chair of the audit committee and Ms. Ahmad serving as chair of the compensation committee.

On or about November 2, 2021, the Sponsor transferred 90,000 shares of Class B common Stock to each of Mr. Ma, Mr. Alexander and Ms. Ahmad at the same price originally paid by the Sponsor for such shares, pursuant to certain securities assignment agreement (the “Securities Assignment Agreement”) dated November 2, 2021 among independent directors and the Sponsor. The Company will reimburse the directors for reasonable out-of-pocket expenses incurred in connection with fulfilling their roles as directors.

Other than as set forth in Item 1.01 and above, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The Securities Assignment Agreement is included as Exhibit 10.6 hereto.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On November 1, 2021, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, effective the same day. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $117,300,000 of the proceeds from the IPO and the sale of the Private Placement Warrants was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a stockholder vote to amend the Company’s Amended and Restated Certificate of Incorporation (a) to modify the substance or timing of its obligation to offer redemption rights in connection with any proposed initial business combination or to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 18 months from the closing of the IPO or (b) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 18 months from the closing of the IPO, subject to applicable law.

On November 2, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On November 5, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated November 2, 2021, by and between the Company and ThinkEquity, LLC.

3.1	Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement, dated November 2, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated November 2, 2021, by and among the Company, its officers, its directors, the Sponsor and other initial stockholders.

10.2	Investment Management Trust Agreement, dated November 2, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated November 2, 2021, by and between the Company and certain securityholders.

10.4	Private Placement Warrants Purchase Agreement, dated November 2, 2021, by and between the Company and the Sponsor.

10.5	Administrative Service Agreement, dated November 2, 2021, by and between the Company and the Sponsor.

10.6	Securities Transfer Agreement dated November 2, 2021, by and between certain directors and the Sponsor.

99.1	Press Release, dated November 2, 2021.

99.2	Press Release, dated November 5, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TG Venture Acquisition Corp.

	By:	/s/ Pui Lan Patrick Tsang
		Name:	Pui Lan Patrick Tsang
		Title:	Chief Executive Officer and Director

Dated: November 5, 20201